                                                                 EXHIBIT 99.5

                        UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF TEXAS
                            CORPUS CHRISTI DIVISION

CASE NAME:  ERLY Industries, Inc.                     Petition Date: 09/28/98

                                                      CASE NUMBER: 98-21515-C-11

      MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDING JANUARY 31, 1999

---------------------------------------------------------------------------------------------------------------
             MONTH                                            OCTOBER,   NOVEMBER,   DECEMBER,
                                                                1998       1998        1998      JANUARY, 1999
---------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                             See Footnotes      $40,000    $40,000     $40,000        $ 40,000
INCOME(LOSS) BEFORE INT,DEPR/TAX (MOR-6)     See Footnotes      $15,384   ($18,756)    (59,371)         (9,334)
NET INCOME(LOSS) (MOR-6)                     See Footnotes      $15,384   ($18,756)   ($59,371)      ($  9,334)

PAYMENTS TO INSIDERS (MOR-9)                                    $13,000    $34,000     $10,000          24,961
PAYMENTS TO PROFESSIONALS (MOR-9)                               $ 6,201    $ 2,562     $     0          36,360
TOTAL DISBURSEMENTS (MOR-8)                                     $ 4,048    $64,154     $61,053         116,910
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
REQUIRED INSURANCE MAINTAINED
AS OF SIGNATURE DATE                                EXPIR
                                                    DATE
-------------------------------------------------------------
CASUALTY                   YES  ( )   NO  (X)         NA
LIABILITY                  YES  (X)   NO  ( )      04/01/99
VEHICLE                    YES  ( )   NO  (X)         NA
WORKERS                    YES  (X)   NO  ( )      02/01/99
OTHER - FOREIGN PACK.      YES  (X)   NO  ( )      04/01/99
-------------------------------------------------------------

Are all accounts receivable being collected within terms?  Unknown
                                                           -------
See attachment
--------------

Are all post-petition liabilities, including taxes, being paid within terms?
Yes
---

Have any pre-petition liabilities been paid?  No             If so, describe
                                              --

Are all funds received being deposited into DIP bank account?  Yes
                                                               ---

Were any assets disposed of outside of the normal course of business?  No
                                                                       --
If so, describe.

Are all U. S. Trustee quarterly fee payments current?  Yes
                                                       ---

What is the status of your Plan of Reorganization?     In Process - Pending
                                                       --------------------

----------------------------------------------
ATTORNEY NAME:      Matthew Rosenstein, Esq.
FIRM:
ADDRESS:            711 N Carancahua,  # 420
ADDRESS:
CITY, STATE, ZIP    Corpus Christi,  TX 78475
TELEPHONE:          512-883-5577
----------------------------------------------

MOR-1

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, are true and correct except that the information on MOR-2 and MOR-3 was obtained from the former company controller acting as a consultant. I make no claim as to accuracy of that information.

           /s/ Nanette N. Kelley
SIGNED:   ______________________________
               Nanette N. Kelley

TITLE:             President
          ------------------------------

CASE NAME:  ERLY Industries, Inc.                     CASE NUMBER: 98-21515-C-11

                          COMPARATIVE BALANCE SHEETS

---------------------------------------------------------------------------------------------------------------------------------
                  ASSETS                   FILING DATE*
                                            09/28/1998      OCTOBER, 1998   NOVEMBER, 1998   DECEMBER, 1998   JANUARY, 1999
---------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
 CASH                                             $141,972        $139,572        $177,758          $135,201       $140,722
 ACCOUNTS RECEIVABLE, NET                          241,322         241,322         241,322           238,544        238,544      (1)
 INVENTORY: LOWER OF COST OR MARKET                      0               0               0                 0              0
 PREPAID EXPENSES                                   39,239          39,239          51,239            39,239         39,239
 INVESTMENTS                                             0               0               0                 0              0
 OTHER                                              71,173         111,173          58,240            93,529         54,359      (1)
                                        -----------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                               493,706         531,306         528,559           506,513        472,864     0
                                        -----------------------------------------------------------------------------------------

 PROPERTY, PLANT& EQUIP, @ COST                 11,617,497      11,617,497      11,617,497        11,617,497     11,617,497
 LESS ACCUMULATED DEPRECIATION                  (3,129,697)     (3,129,697)     (3,129,697)       (3,129,697)    (3,129,697)
 NET BOOK VALUE OF PP&E                          8,487,800       8,487,800       8,487,800         8,487,800      8,487,800     0
OTHER ASSETS:
 TAX DEPOSITS                                            0               0               0                 0              0
 INVESTMENTS IN SUBS                           (66,884,551)    (66,884,551)    (66,884,551)      (66,884,551)   (66,884,551)
 DEFERRED BOND COSTS, NET                           78,375          78,375          78,375            78,375         78,375

                                        =========================================================================================
 TOTAL ASSETS                                 ($57,824,670)   ($57,787,070)   ($57,789,817)     ($57,811,863)  ($57,845,512)   $0
                                        =========================================================================================

(1) See footnotes

MOR-2

CASE NAME:  ERLY Industries, Inc.                     CASE NUMBER: 98-21515-C-11

                          COMPARATIVE BALANCE SHEETS

------------------------------------------------------------------------------------------------------------------------------------
     LIABILITIES & OWNERS EQUITY             FILING DATE*
                                             09/28/1998      OCTOBER, 1998   NOVEMBER, 1998   DECEMBER, 1998  JANUARY, 1999
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
 POST-PETITION LIABILITIES (MOR-4)           $           0    $      22,216       $   38,225      $    75,550    $    51,235
                                         -------------------------------------------------------------------------------------------
PRE-PETITION LIABILITIES:
 NOTES PAYABLE - SECURED                     $   6,102,725    $   6,102,725       $6,102,725      $ 6,102,725    $ 6,102,725
 PRIORITY DEBT                                           0                0                0                0              0
 FEDERAL INCOME TAX                              1,864,285        1,864,285        1,864,285        1,864,285      1,864,285
 FICA/WITHHOLDING                                        0                0                0                0              0
 UNSECURED DEBT                                  1,167,204        1,167,204        1,167,204        1,167,204      1,167,204
 OTHER - INTERCO PAYABLES                       13,193,230       13,193,230       13,193,230       13,193,230     13,193,230
                                         -------------------------------------------------------------------------------------------
TOTAL LIABILITIES                               22,327,444       22,349,660       22,365,669       22,402,994     22,378,679    0
                                         -------------------------------------------------------------------------------------------
OWNER'S EQUITY (DEFICIT)
 PREFERRED STOCK                                         0                0                0                0              0
 COMMON STOCK                                       57,621           57,621           57,621           57,621         57,621
 ADDITIONAL PAID-IN CAPITAL                     33,070,204       33,070,204       33,070,204       33,070,204     33,070,204
 RETAINED EARNINGS: FILING DATE               (113,279,939)    (113,279,939)    (113,279,939)    (113,279,939)  (113,279,939)
 RETAINED EARNINGS: POST FILING DATE                     0           15,384           (3,372)         (62,743)       (72,077)    (1)
TOTAL OWNER'S EQUITY (NET WORTH)               (80,152,114)     (80,136,730)     (80,155,486)     (80,214,857)   (80,224,191)   0
                                         ===========================================================================================
TOTAL LIABILITIES & OWNER'S EQUITY            ($57,824,670)    ($57,787,070)    ($57,789,817)    ($57,811,863)  ($57,845,512)  $0
                                         ===========================================================================================

(1) See footnotes

MOR-3

CASE NAME:   ERLY INDUSTRIES, INC.                   CASE NUMBER:  98-21515-C-11

                                                       SCHEDULE OF POST-PETITION LIABILITIES
  ---------------------------------------------------------------------------------------------------------------------------------
                                             OCTOBER, 1998  NOVEMBER, 1998  DECEMBER, 1998  JANUARY, 1999
  ---------------------------------------------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                             $ 3,015         $20,749         $18,564        $47,722
TAX PAYABLE
  FEDERAL PAYROLL TAXES                            $     0         $     0         $     0        $     0
  STATE PAYROLL & SALES TAXES                            0             276             553            552
  AD VALOREM TAXES                                       0               0               0              0
  OTHER TAXES                                            0               0               0              0
                                             --------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE                                      0             276             553            552          0            0
                                             --------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION                               0               0               0              0
ACCRUED INTEREST PAYABLE                                 0               0               0              0
ACCRUED PROFESSIONAL FEES: (MOR-9)*                  6,201               0          36,360              0
OTHER ACCRUED LIABILITIES:                                               0
1 DIRECTOR'S FEES (MOR-9)                            3,000               0               0              0
2 ACCRUED PAYROLL FOR NNK (MOR-9)                   10,000          10,000          10,000              0
3 ACCRUED OFFICER - CONTRACT (WR)                        0           7,200          10,073          2,961
                                             ======================================================================================
TOTAL POST-PETITION LIABILITIES (MOR-3)            $22,216         $38,225         $75,550        $51,235         $0           $0
                                             ======================================================================================

  * Payment Requires Court Approval

CASE NAME:   ERLY Industries, Inc.                   CASE NUMBER:  98-21515-C-11

                                     AGING OF POST-PETITION LIABILITIES
                                     ----------------------------------
                                               JANUARY, 1999
--------------------------------------------------------------------------------------------------------
                                                                                AD-VALOREM &
     DAYS           TOTAL       TRADE ACCTS       FED TAXES     STATE TAXES      OTHER TAXES      OTHER
--------------------------------------------------------------------------------------------------------
     0-30            $51,235         $ 47,721        $      0       $    552              $0     $2,962
    31-60            $     0                0               0              0               0          0
    61-90            $     0                0               0              0               0          0
     91+             $     0                0               0              0               0          0
               -----------------------------------------------------------------------------------------
    TOTAL            $51,235         $ 47,721        $      0       $    552              $0     $2,962
               -----------------------------------------------------------------------------------------

                                      AGING OF ACCOUNTS RECEIVABLE
                                      ----------------------------

--------------------------------------------------------------------------------------------------------
    MONTH       OCTOBER, 1998  NOVEMBER, 1998  DECEMBER, 1998  JANUARY, 1999
--------------------------------------------------------------------------------------------------------
  0-30 DAYS          $      0        $      0        $      0       $      0
 31-60 DAYS          $      0        $      0        $      0       $      0
 61-90 DAYS          $      0        $      0        $      0       $      0
  91+ DAYS           $241,322        $241,322        $238,544       $238,544                            (1)
               =========================================================================================
    TOTAL            $241,322        $241,322        $238,544       $238,544              $0     $    0
               =========================================================================================

 (1)  See footnotes

CASE NAME:   ERLY Industries, Inc.                   CASE NUMBER:  98-21515-C-11

                                                        STATEMENT OF INCOME OR (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
              MONTH                        OCTOBER, 1998  NOVEMBER, 1998  DECEMBER, 1998  JANUARY, 1999            FILING TO DATE
----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)   See footnotes                 $40,000         $40,000         $40,000        $40,000                  $160,000
TOTAL COST OF REVENUES                                 0               0               0              0                  $      0
                                           ---------------------------------------------------------------------------------------
GROSS PROFIT                                     $40,000         $40,000         $40,000        $40,000       $0         $160,000
                                           ---------------------------------------------------------------------------------------
OPERATING EXPENSES:
  SELLING & MARKETING                            $     0         $     0         $     0        $     0                  $      0
  GENERAL & ADMINISTRATIVE                         5,415          26,229          38,903         24,372                  $ 94,919
  INSIDERS COMPENSATION                           13,000          29,965          24,108         24,962                  $ 92,035
  PROFESSIONAL FEES                                6,201           2,562          36,360              0                  $ 45,123
  OTHER (attach list)  SEE FOOTNOTES                   0               0               0              0                  $      0
                                                                                                                         $      0
                                           ---------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                          24,616          58,756          99,371         49,334        0          232,077
                                           ---------------------------------------------------------------------------------------
INCOME BEFORE INT,DEPR/TAX (MOR-1)               $15,384        ($18,756)       ($59,371)      ($ 9,334)      $0        ($ 72,077)
                                           ---------------------------------------------------------------------------------------
  INTEREST EXPENSE                                     0               0               0              0                  $      0
  DEPRECIATION                                         0               0               0              0                  $      0
  OTHER(INCOME)EXPENSE(MOR-10)                         0               0               0              0                  $      0
  OTHER ITEMS(MOR-10)                                  0               0               0              0                  $      0
                                           ---------------------------------------------------------------------------------------
TOTAL INT.DEPR&OTHER ITEMS                       $     0         $     0         $     0        $     0       $0         $      0
                                           ---------------------------------------------------------------------------------------
NET INCOME BEFORE TAXES                          $15,384        ($18,756)       ($59,371)      ($ 9,334)      $0        ($ 72,077)
                                           ---------------------------------------------------------------------------------------
FEDERAL INCOME TAXES                             $     0         $     0         $     0        $     0       $0         $      0
                                           ---------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-1)                        $15,384        ($18,756)       ($59,371)      ($ 9,334)      $0        ($ 72,077)
                                           =======================================================================================

CASE NAME:  ERLY Industries, Inc.                    CASE NUMBER:  98-21515-C-11

      ---------------------------------------------------------------------------------------------------------------------------
         CASH RECEIPTS AND DISBURSEMENTS          OCTOBER, 1998  NOVEMBER, 1998  DECEMBER, 1998  JANUARY, 1999
      ---------------------------------------------------------------------------------------------------------------------------
 1  CASH - BEGINNING OF MONTH                          $141,972        $139,572        $177,758       $135,201
                                                  -------------------------------------------------------------------------------
RECEIPTS:
 2  CASH SALES                                         $      0        $      0        $      0       $      0
 3  COLLECTION OF ACCOUNTS RECEIVABLE (1)                     0         100,000           9,845         80,000
 4  LOANS & ADVANCES                                          0               0               0              0
 5  SALE OF ASSETS                                            0               0               0              0
 6  OTHER (attach list)                                   1,648           2,340           8,651         47,431
                                                  -------------------------------------------------------------------------------
TOTAL RECEIPTS                                            1,648         102,340          18,496        127,431
                                                  -------------------------------------------------------------------------------
DISBURSEMENTS:
 7  NET PAYROLL                                               0           6,896           6,896         23,900
 8  PAYROLL TAXES PAID                                        0           3,593           3,593          7,760
 9  SALES, USE & OTHER TAXES PAID                             0               0               0             10
10  SECURED/RENTAL/LEASES                                     0               0               0          5,625
11  UTILITIES                                                 0               0               0              0
12  INSURANCE                                             1,996          10,157          13,359         12,945
13  INVENTORY PURCHASES                                       0               0               0              0
14  VEHICLE EXPENSE                                           0               0               0              0
15  TRAVEL & ENTERTAINMENT                                    0              90           2,722          1,845
16  REPAIRS, MAINTENANCE & SUPPLIES                           0               0               0              0
17  ADMINISTRATIVE & SELLING                              1,222             867          32,588         15,715
18  OTHER(attach list)                                        0          33,538               0         12,000
                                                  -------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                       3,218          55,141          59,158         79,800        0        0
                                                  -------------------------------------------------------------------------------
19  PROFESSIONAL FEES                                         0           8,763               0         36,360
20  U.S. TRUSTEE FEES                                         0             250               0            750
21  OTHER REORGANIZATION EXPENSES (attach list)             830               0           1,895              0
                                                  -------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                    $  4,048        $ 64,154        $ 61,053       $116,910       $0       $0
                                                  -------------------------------------------------------------------------------
22  NET CASH FLOW                                        (2,400)         38,186         (42,557)        10,521        0        0
                                                  ===============================================================================
23  CASH - END OF MONTH (MOR-2)                        $139,572        $177,758        $135,201       $145,722       $0       $0
                                                  ===============================================================================

    (1) See footnotes

CASE NAME:  ERLY Industries, Inc.                    CASE NUMBER:  98-21515-C-11

                          CASH ACCOUNT RECONCILIATION
                            MONTH OF JANUARY, 1999
                            ----------------------


===================================================================================================================================
                                                                                    BANK ONE,
BANK NAME            UNION PLANTERS BANK    BANK OF AMERICA   BANK OF AMERICA     ARIZONA, NA    WELLS FARGO    PETTY CASH  TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER         9500013041             00991-06046       03445-09141        2357-0372     4311854350        NA
-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE           OPERATING               PAYROLL           OPERATING         OPERATING      OPERATING        NA
-----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $142,566              CLOSED            CLOSED            CLOSED        CLOSED     CLOSED    $142,566
DEPOSIT IN TRANSIT                   0                   0                 0                 0             0
OUTSTANDING CHECKS               1,844                   0                 0                 0                                1,844
                           --------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE         $140,722                  $0                $0                $0            $0         $0    $140,722
                           ========================================================================================================

BEGINNING CASH - PER BOOKS    $130,201                  $0                $0                $0            $0     $5,000    $135,201
RECEIPTS                       122,481                   0                 0                 0             0          0     122,481
TRANSFER BETWEEN ACCOUNTS        4,950                   0                 0                 0             0          0       4,950
CHECKS/OTHER DISBURSEMENTS     116,910                   0                 0                 0             0      5,000     121,910

                           --------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS       $140,722                  $0                $0                $0            $0         $0    $140,722
                           ========================================================================================================

CASE NAME: ERLY Industries, Inc.                    CASE NUMBER: 98-21515-C-11

                    PAYMENTS TO INSIDERS AND PROFESSIONALS

   ---------------------------------------------------------------------------------------------------------------------------------
   INSIDERS: NAME/POSITION/COMP TYPE                        NOVEMBER,          DECEMBER,
                                         OCTOBER, 1998         1998               1998         JANUARY, 1999
  ---------------------------------------------------------------------------------------------------------------------------------
 1    EUGENE CAFIERO/DIRECTOR/FEES               3,000          6,000                   0              3,000
 2    NANETTE KELLEY/PRES/SALARY                10,000         10,000              10,000             10,000
 3    WENDY REEVES/ASSTSEC/CONTRACT                                 0                   0              2,962
 4    BERYL ANTHONY /DIRECTOR/FEES                              6,000                   0              3,000
 5    BILL BLAKE/DIRECTOR/FEES                                  6,000                   0              3,000
 6    PETE SEALE, JR./DIRECTOR/FEES                             6,000                   0              3,000
 7
 8
                                         ===========================================================================================
TOTAL INSIDERS  (MOR-1)                        $13,000        $34,000             $10,000            $24,962          $0          $0
                                         ===========================================================================================

  ----------------------------------------------------------------------------------------------------------------------------------
        PROFESSIONALS NAME/ORDER DATE                       NOVEMBER,          DECEMBER,
                                         OCTOBER, 1998         1998               1998         JANUARY, 1999
   --------------------------------------------------------------------------------------------------------------------------------
 1    THOMAS WHITLOCK                               6,201           0                   0              6,014
 2    MATTHEW ROSENSTEIN                                0       2,562                   0             30,346
 3
 4
 5
 6
 7
 8
                                            ========================================================================================
TOTAL PROFESSIONALS (MOR-1)                        $6,201      $2,562                  $0            $36,360          $0          $0
                                            ========================================================================================

MOR-9

CASE NAME:    ERLY Industries, Inc.                    CASE NUMBER:98-21515-C-11


                          FOOTNOTES TO MOR SCHEDULES
                                 JANUARY, 1999

        MOR REF:

        MOR-1
        MOR-2
        MOR-3
        MOR-4
        MOR-5
                         1 RICHARD McCOMBS - OPTION ON STOCK PURCHASE -STOCK HELD AS SECURITY              $    41,322
                         2 THE BEVERAGE SOURCE - EST OF DEPOSIT ON ENVIRONMENT CLEANUP                     $   197,222
                                                                                                    ===================
                     TOTAL ACCOUNTS RECEIVABLE                                                             $   238,544
                                                                                                    ===================
        MOR-6
        MOR-7
                         1 REIMBURSEMENT OF COBRA PREMIUMS (4)                                             $     1,322
                         2 DEPOSIT OF PETTY CASH LESS BANK CHARGE                                          $     4,950
                         3 ERROR IN DEPOSITING PROJECT FEE FOR  ENGINEERING & ENVIRONMENTAL                $    14,150
                         4 ERROR IN DEPOSITING CHECK MADE TO TPG BACK INTO ACCT.                           $    17,736
                         5 CHEMONICS INTERNATIONAL, INC.  - INSURANCE REIMBURSEMENT                        $     9,423
                                                                                                    ===================
                     TOTAL OF LINE 7                                                                       $    47,431
                                                                                                    ===================

        MOR-8
        MOR-9

        (1) All previous filings were adjust to reflect the accrual of $40,000 a month for management fees due from Chemonics, Inc. and to apply $100,000 of funds received from Chemonics in November, 1999,to other assets. Intercompany receivables are classfied under other assets.